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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): JUNE 6, 2003


                         SHEFFIELD PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           1-12584                                       13-3808303
   (Commission File Number)                (I.R.S. Employer Identification No.)


3136 WINTON ROAD, SUITE 201, ROCHESTER, NEW YORK              14623
(Address of principal executive offices)                    (Zip Code)


                                 (585) 292-0310
                (Company's telephone number, including area code)


                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

On June 6, 2003, Sheffield Pharmaceuticals, Inc. announced that it has ceased operations and filed a bankruptcy petition under Chapter 7 of the United States Bankruptcy Code. The petition was filed on June 6, 2003 with the United States Bankruptcy Court for the Western District of New York.

As a result of the initiation of bankruptcy proceedings, Sheffield Pharmaceuticals, Inc. expects that it will cease filing periodic reports under the Securities Exchange Act of 1934.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SHEFFIELD PHARMACEUTICALS, INC.

June 6, 2003                        By:  /s/ Thomas M. Fitzgerald
                                    -----------------------------------------
                                    Thomas M. Fitzgerald
                                    President and Chief Executive Officer